UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

VIVANI MEDICAL, INC.

(Exact name of registrant as specified in its charter)

California	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 South Loop Road Alameda, CA	94502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-8462

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VANI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Vivani Medical, Inc. (the “Company”) from time to time presents and/or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. These slides are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference herein. The Company is also posting to the “Investors” portion of its website a copy of its current corporate slide presentation.  The slides speak as of the date of this Current Report on Form 8-K.  This updated slide deck provides an update on the regulatory status of NPM-119 (GLP-1 implant) currently under development for the treatment of patients with type 2 diabetes. As previously reported the original Investigational New Drug Application (“IND”) for NPM-119 was filed with the U.S. Food and Drug Administration (“FDA”) on July 14, 2023, to support the initiation of the Phase 2a, first in human study of NPM-119 in patients with type 2 diabetes, also named LIBERATE-1. On August 18, 2023, FDA provided written notification that the LIBERATE-1 study was on Full Clinical Hold pending the resolution of Chemistry, Manufacturing and Controls (“CMC”) information related to the assessment of device risks and device performance. On August 25, 2023, Vivani provided a Complete Response (“CR”) including additional information and on September 8, 2023, FDA provided an “Incomplete Response to Clinical Hold” notification indicating the responses to the CMC deficiencies were incomplete. Subsequently, Vivani submitted a second CR on September 15, 2023. Per guidelines, FDA has 30 days after the submission date to respond. Vivani will continue to work with FDA to address all outstanding deficiencies to enable lifting of the Clinical Hold and initiation of the proposed LIBERATE-1 study as soon as possible. Regarding guidance, if the CR is adequate and the Clinical Hold is lifted, Vivani anticipates commencing LIBERATE-1 in 2023, interim results (full 12-week data from the first ~12 patients) in 1H2024, and full top-line results in 2H2024. If the CR is deemed inadequate, Vivani will provide updated guidance as appropriate. While the Company has elected to update the corporate slide presentation in parallel with this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so in the future.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corporate Slides, dated September 18, 2023.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date: September 18, 2023	By:	/s/ Donald Dwyer
Donald Dwyer
Chief Business Officer